                                                                 Exhibit 23.3



                        Consent of Independent Auditors

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 1, 1995, with respect to the financial statements of the NOA Holding Company included in Amendment No. 2 to the Registration Statement (Form S-1) (No. 333-12457) incorporated by reference into this Registration Statement (Form S-1) filed under Rule 462(b) by Universal Outdoor Holdings, Inc.

                                             /s/ Ernst & Young LLP


Minneapolis, Minnesota
October 9, 1996